AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 28, 2001

     POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-36095


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        ---------------------------------



                               ALLTEL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               Delaware 34-0868285

                    (State or other jurisdiction      (I.R.S. Employer
                  of incorporation or organization)  Identification No.)

                  One Allied Drive, Little Rock, Arkansas 72202

                                 (501) 905-8000

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       ----------------------------------


                                Francis X. Frantz

                   Executive Vice President - External Affairs

                                One Allied Drive

                           Little Rock, Arkansas 72202

                                 (501) 905-8000

            (Name address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

                          DEREGISTRATION OF SECURITIES

         A Registration Statement on Form S-3 (Registration No. 333-36095), was originally filed with the Securities and Exchange Commission on September 22, 1997 by the Registrant. The Registration Statement was filed pursuant to a Plan of Merger, dated February 12, 1997, between the Registrant and Georgia Telephone Corporation. The Registration Statement related to, and registered on behalf of the selling shareholders, 471,922 shares of common stock, $1 par value of the Registrant to be sold from time to time by the selling shareholders. 236,491 shares remain unsold, and accordingly, the Registrant hereby deregisters the unsold shares by means of this Post-Effective Amendment No. 1 to the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on the 28th day of February 2001.

                                        ALLTEL CORPORATION
                                        (Registrant)

                                            *JOE T. FORD
                                   By:  ----------------------
                                       (Joe T. Ford, Chairman and
                                       Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on February 28, 2001 by the following persons in the capacities indicated.


                          SIGNATURE                        TITLE
                          ---------                        -----

                  *JOE T. FORD
                  ________________________________   Chairman, Chief Executive
                  Joe. T. Ford                       Officer and Director

                  *SCOTT T. FORD
                  ________________________________   President, Chief Operating
                  Scott T. Ford                      Officer and Director

                  *JEFFERY R. GARDNER
                  ________________________________   Senior Vice President -
                  Jeffery R. Gardner                 Chief Financial Officer

                  *DAVID GATEWOOD
                  ________________________________   Controller
                  David Gatewood

                  *JOHN R. BELK
                  ________________________________   Director
                  John R. Belk

                  *LAWRENCE L GELLERSTEDT, III
                  ________________________________   Director
                  Lawrence L. GellerStedt, III

                  *W.W. JOHNSON
                  ________________________________   Director
                  W.W. Johnson

                  *EMON A. MAHONEY, JR.
                  ________________________________   Director
                  Emon A. Mahoney, Jr.

                  *JOHN P. MCCONNELL
                  ________________________________   Director
                  John P. McConnell

                  *JOSIE C. NATORI
                  ________________________________   Director
                  Josie C. Natori

                  *RONALD TOWNSEND
                  ________________________________   Director
                  Ronald Townsend

                  *By: /s/ Francis X. Frantz
                       _______________________________________
                       Francis X. Frantz, Attorney-in-Fact

                               Index of Exhibits


        Number              Exhibit
        ------              -------

         24.1               Power of Attorney (filed herewith)